Exhibit 99.1

INVESTOR RELATIONS: Tom Wojcik 212.810.8127	MEDIA RELATIONS: Brian Beades 212.810.5596

New York, July 16, 2018 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three months and six months ended June 30, 2018.

BlackRock Reports Second Quarter 2018 Diluted EPS of $6.62, or $6.66 as adjusted

$20 billion of total net inflows, positive across active, index and cash management

11% revenue growth year-over-year driven by base fees, performance fees and technology services revenue

16% operating income growth year-over-year reflects

operating margin expansion

27% diluted EPS growth (28% as adjusted) driven in part by lower tax rate

$300 million of quarterly share repurchases

Laurence D. Fink, Chairman and CEO:

“BlackRock delivered strong financial results in the second quarter, as revenue increased 11%, operating income increased 16% and EPS increased 28% year-over-year.

“Our diverse global platform generated $20 billion of total net inflows in the quarter and $276 billion over the last twelve months. Secular trends supportive of BlackRock’s future growth continue, especially in technology, including Aladdin and digital wealth, alternatives and iShares.

“Despite an industry-wide slowdown in flows associated with investor uncertainty in the current market environment, our dialogue with clients and opportunities to provide long-term solutions are more robust than ever before.

“We have seen markets like these before, and BlackRock’s product breadth, unparalleled portfolio construction capabilities, digital tools and technology uniquely position us to deliver long-term value to clients and shareholders.”

FINANCIAL RESULTS

	Q2	Q2
(in millions, except per share data)	2018	2017*	Change
AUM	$6,299,706	$5,689,273	11%
Total net flows	$20,015	$103,616

GAAP basis:
Revenue	$3,605	$3,236	11%
Operating income	$1,440	$1,237	16%
Operating margin	39.9%	38.2%	170	bps
Net income(1)	$1,073	$854	26%
Diluted EPS	$6.62	$5.20	27%
Weighted average diluted shares	162.2	164.1	(1)%

As Adjusted:
Operating income(2)	$1,443	$1,241	16%
Operating margin(2)	45.2%	43.9%	130	bps
Net income(1) (2)	$1,080	$857	26%
Diluted EPS(2)	$6.66	$5.22	28%

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.
(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12 for more information on as adjusted items and the reconciliation to GAAP.

NET FLOW HIGHLIGHTS

Long-term net inflows of $14.5 billion by region:

Americas:	$21.0	billion
EMEA:	$(7.4)	billion
APAC:	$0.9	billion

Long-term net inflows of $14.5 billion by client type:

Retail:	$5.5	billion
U.S.:	$8.2	billion
International:	$(2.7)	billion

iShares®:	$17.8	billion
Core:	$20.4	billion
Non-Core:	$(2.6)	billion

Institutional:	$(8.8)	billion
Index:	$(13.5)	billion
Active:	$4.7	billion

Cash management net inflows of $5.7 billion

BUSINESS RESULTS

				June 30, 2018	Q2 2018
	Q2 2018	June 30, 2018	Q2 2018	AUM	Base fees(1)
(in millions), (unaudited)	Net flows	AUM	Base fees(1)	% of Total	% of Total

RESULTS BY CLIENT TYPE

Retail	$5,496	$636,825	$858	10%	29%
iShares ETFs	17,811	1,776,765	1,143	28%	39%
Institutional:
Active	4,657	1,123,388	511	18%	18%
Index	(13,466)	2,304,764	275	37%	9%
Total institutional	(8,809)	3,428,152	786	55%	27%
Long-term	14,498	5,841,742	2,787	93%	95%
Cash management	5,728	457,054	157	7%	5%
Advisory	(211)	910	-	-	-
Total	$20,015	$6,299,706	$2,944	100%	100%

RESULTS BY INVESTMENT STYLE

Active	$7,889	$1,682,794	$1,352	27%	46%
Index and iShares ETFs	6,609	4,158,948	1,435	66%	49%
Long-term	14,498	5,841,742	2,787	93%	95%
Cash management	5,728	457,054	157	7%	5%
Advisory	(211)	910	-	-	-
Total	$20,015	$6,299,706	$2,944	100%	100%

RESULTS BY PRODUCT TYPE

Equity	$(22,377)	$3,366,480	$1,524	53%	52%
Fixed income	26,420	1,858,609	766	30%	26%
Multi-asset	8,376	481,666	295	8%	10%
Alternatives	2,079	134,987	202	2%	7%
Long-term	14,498	5,841,742	2,787	93%	95%
Cash management	5,728	457,054	157	7%	5%
Advisory	(211)	910	-	-	-
Total	$20,015	$6,299,706	$2,944	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT JUNE 30, 2018(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	78%	71%	85%
Tax-exempt	78%	77%	76%
Index AUM within or above applicable tolerance	96%	99%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	59%	78%	80%
Systematic	86%	82%	91%
Index AUM within or above applicable tolerance	98%	98%	99%
(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 13 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Monday, July 16, 2018 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 5768688). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 12:30 p.m. (Eastern Time) on Monday, July 16, 2018 and ending at midnight on Monday, July 30, 2018. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 5768688. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. As of June 30, 2018, the firm managed approximately $6.3 trillion in assets on behalf of investors worldwide. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2018	2017*	Change		2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,944	$2,667	$277		$2,947	$(3)
Investment advisory performance fees	91	48	43		70	21
Technology services revenue	198	158	40		184	14
Distribution fees	294	292	2		311	(17)
Advisory and other revenue	78	71	7		71	7
Total revenue	3,605	3,236	369		3,583	22

Expense
Employee compensation and benefits	1,082	998	84		1,121	(39)
Distribution and servicing costs	415	410	5		432	(17)
Direct fund expense	264	221	43		261	3
General and administration	393	345	48		383	10
Amortization of intangible assets	11	25	(14)		11	-
Total expense	2,165	1,999	166		2,208	(43)

Operating income	1,440	1,237	203		1,375	65

Nonoperating income (expense)
Net gain (loss) on investments	3	36	(33)		15	(12)
Interest and dividend income	19	13	6		15	4
Interest expense	(46)	(48)	2		(46)	-
Total nonoperating income (expense)	(24)	1	(25)		(16)	(8)

Income before income taxes	1,416	1,238	178		1,359	57
Income tax expense (benefit)	338	374	(36)		265	73
Net income	1,078	864	214		1,094	(16)
Less:
Net income (loss) attributable to noncontrolling interests	5	10	(5)		5	-
Net income attributable to BlackRock, Inc.	$1,073	$854	$219		$1,089	$(16)

Weighted-average common shares outstanding
Basic	160,980,960	162,502,465	(1,521,505)		161,250,018	(269,058)
Diluted	162,161,937	164,149,861	(1,987,924)		162,918,961	(757,024)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$6.67	$5.26	$1.41		$6.75	$(0.08)
Diluted	$6.62	$5.20	$1.42		$6.68	$(0.06)
Cash dividends declared and paid per share	$2.88	$2.50	$0.38		$2.88	$-

Supplemental information:

AUM (end of period)	$6,299,706	$5,689,273	$610,433		$6,316,984	$(17,278)
Shares outstanding (end of period)	160,779,596	162,207,216	(1,427,620)		161,275,008	(495,412)
GAAP:
Operating margin	39.9%	38.2%	170	bps	38.4%	150	bps
Effective tax rate	24.0%	30.5%	(650	) bps	19.6%	440	bps
As adjusted:
Operating income (1)	$1,443	$1,241	$202		$1,378	$65
Operating margin (1)	45.2%	43.9%	130	bps	44.1%	110	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(29)	$(9)	$(20)		$(21)	$(8)
Net income attributable to BlackRock, Inc. (2)	$1,080	$857	$223		$1,092	$(12)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$6.66	$5.22	$1.44		$6.70	$(0.04)
Effective tax rate	23.7%	30.4%	(670	) bps	19.6%	410	bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Six Months Ended
	June 30,
	2018	2017*	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$5,891	$5,190	$701
Investment advisory performance fees	161	118	43
Technology services revenue	382	312	70
Distribution fees	605	579	26
Advisory and other revenue	149	129	20
Total revenue	7,188	6,328	860

Expense
Employee compensation and benefits	2,203	2,019	184
Distribution and servicing costs	847	811	36
Direct fund expense	525	427	98
General and administration	776	641	135
Amortization of intangible assets	22	50	(28)
Total expense	4,373	3,948	425

Operating income	2,815	2,380	435

Nonoperating income (expense)
Net gain (loss) on investments	18	87	(69)
Interest and dividend income	34	20	14
Interest expense	(92)	(113)	21
Total nonoperating income (expense)	(40)	(6)	(34)

Income before income taxes	2,775	2,374	401
Income tax expense	603	642	(39)
Net income	2,172	1,732	440
Less:
Net income (loss) attributable to noncontrolling interests	10	19	(9)
Net income attributable to BlackRock, Inc.	$2,162	$1,713	$449

Weighted-average common shares outstanding
Basic	161,114,746	162,758,112	(1,643,366)
Diluted	162,532,637	164,544,760	(2,012,123)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$13.42	$10.52	$2.90
Diluted	$13.30	$10.41	$2.89
Cash dividends declared and paid per share	$5.76	$5.00	$0.76

Supplemental information:

AUM (end of period)	$6,299,706	$5,689,273	$610,433
Shares outstanding (end of period)	160,779,596	162,207,216	(1,427,620)
GAAP:
Operating margin	39.2%	37.6%	160	bps
Effective tax rate	21.8%	27.3%	(550	) bps
As adjusted:
Operating income (1)	$2,821	$2,388	$433
Operating margin (1)	44.7%	43.3%	140	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(50)	$(25)	$(25)
Net income attributable to BlackRock, Inc. (2)	$2,172	$1,719	$453
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$13.36	$10.45	$2.91
Effective tax rate	21.7%	27.3%	(560	) bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Retail:
Equity	$232,955	$(1,564)	$5,110	$(3,884)	$232,617	$234,543
Fixed income	266,571	6,218	(3,431)	(2,371)	266,987	266,611
Multi-asset	121,601	(80)	(1,649)	(573)	119,299	120,909
Alternatives	17,236	922	(57)	(179)	17,922	17,552
Retail subtotal	638,363	5,496	(27)	(7,007)	636,825	639,615
iShares ETFs:
Equity	1,344,564	1,379	7,901	(7,556)	1,346,288	1,355,041
Fixed income	394,191	15,948	(4,567)	(3,841)	401,731	399,012
Multi-asset	3,766	23	(20)	(2)	3,767	3,761
Alternatives	25,404	461	(812)	(74)	24,979	25,808
iShares ETFs subtotal	1,767,925	17,811	2,502	(11,473)	1,776,765	1,783,622
Institutional:
Active:
Equity	136,470	(1,213)	2,345	(2,616)	134,986	136,675
Fixed income	563,572	(2,919)	(3,077)	(7,132)	550,444	554,919
Multi-asset	343,344	7,909	6,023	(6,731)	350,545	347,240
Alternatives	87,060	880	886	(1,413)	87,413	87,128
Active subtotal	1,130,446	4,657	6,177	(17,892)	1,123,388	1,125,962
Index:
Equity	1,649,248	(20,979)	46,758	(22,438)	1,652,589	1,658,275
Fixed income	662,189	7,173	(5,329)	(24,586)	639,447	648,092
Multi-asset	7,986	524	(259)	(196)	8,055	7,905
Alternatives	4,904	(184)	72	(119)	4,673	4,681
Index subtotal	2,324,327	(13,466)	41,242	(47,339)	2,304,764	2,318,953
Institutional subtotal	3,454,773	(8,809)	47,419	(65,231)	3,428,152	3,444,915
Long-term	5,861,061	14,498	49,894	(83,711)	5,841,742	5,868,152
Cash management	454,784	5,728	328	(3,786)	457,054	458,521
Advisory (3)	1,139	(211)	22	(40)	910	1,048
Total	$6,316,984	$20,015	$50,244	$(87,537)	$6,299,706	$6,327,721

Current Quarter Component Changes by Investment Style and Product Type (Long-term)
		Net
	March 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Active:
Equity	$308,367	$(4,395)	$4,999	$(4,873)	$304,098	$308,232
Fixed income	816,274	2,652	(6,564)	(8,847)	803,515	807,687
Multi-asset	464,945	7,830	4,374	(7,304)	469,845	468,149
Alternatives	104,297	1,802	829	(1,592)	105,336	104,680
Active subtotal	1,693,883	7,889	3,638	(22,616)	1,682,794	1,688,748
Index and iShares ETFs:
iShares ETFs:
Equity	1,344,564	1,379	7,901	(7,556)	1,346,288	1,355,041
Fixed income	394,191	15,948	(4,567)	(3,841)	401,731	399,012
Multi-asset	3,766	23	(20)	(2)	3,767	3,761
Alternatives	25,404	461	(812)	(74)	24,979	25,808
iShares ETFs subtotal	1,767,925	17,811	2,502	(11,473)	1,776,765	1,783,622
Non-ETF Index:
Equity	1,710,306	(19,361)	49,214	(24,065)	1,716,094	1,721,261
Fixed income	676,058	7,820	(5,273)	(25,242)	653,363	661,935
Multi-asset	7,986	523	(259)	(196)	8,054	7,905
Alternatives	4,903	(184)	72	(119)	4,672	4,681
Non-ETF Index subtotal	2,399,253	(11,202)	43,754	(49,622)	2,382,183	2,395,782
Index & iShares ETFs subtotal	4,167,178	6,609	46,256	(61,095)	4,158,948	4,179,404
Long-term	$5,861,061	$14,498	$49,894	$(83,711)	$5,841,742	$5,868,152

Current Quarter Component Changes by Product Type (Long-term)
		Net
	March 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Equity	$3,363,237	$(22,377)	$62,114	$(36,494)	$3,366,480	$3,384,534
Fixed income	1,886,523	26,420	(16,404)	(37,930)	1,858,609	1,868,634
Multi-asset	476,697	8,376	4,095	(7,502)	481,666	479,815
Alternatives:
Core	101,563	1,905	816	(1,516)	102,768	102,047
Currency and commodities(4)	33,041	174	(727)	(269)	32,219	33,122
Alternatives subtotal	134,604	2,079	89	(1,785)	134,987	135,169
Long-term	$5,861,061	$14,498	$49,894	$(83,711)	$5,841,742	$5,868,152

(1)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Retail:
Equity	$233,218	$2,683	$(1,601)	$(1,683)	$232,617	$236,491
Fixed income	257,571	16,283	(5,619)	(1,248)	266,987	264,271
Multi-asset	120,855	1,955	(3,205)	(306)	119,299	121,817
Alternatives	16,733	1,260	6	(77)	17,922	17,357
Retail subtotal	628,377	22,181	(10,419)	(3,314)	636,825	639,936
iShares ETFs:
Equity	1,329,610	31,093	(9,444)	(4,971)	1,346,288	1,363,023
Fixed income	395,252	19,158	(10,321)	(2,358)	401,731	397,326
Multi-asset	3,761	70	(60)	(4)	3,767	3,778
Alternatives	23,616	2,138	(721)	(54)	24,979	25,319
iShares ETFs subtotal	1,752,239	52,459	(20,546)	(7,387)	1,776,765	1,789,446
Institutional:
Active:
Equity	137,185	(1,510)	606	(1,295)	134,986	138,306
Fixed income	570,050	(6,988)	(10,212)	(2,406)	550,444	560,667
Multi-asset	347,825	3,799	2,863	(3,942)	350,545	347,459
Alternatives	84,248	2,266	1,560	(661)	87,413	86,441
Active subtotal	1,139,308	(2,433)	(5,183)	(8,304)	1,123,388	1,132,873
Index:
Equity	1,671,628	(28,128)	17,450	(8,361)	1,652,589	1,676,202
Fixed income	632,592	24,650	(8,315)	(9,480)	639,447	643,658
Multi-asset	7,837	564	(372)	26	8,055	8,208
Alternatives	4,750	(171)	115	(21)	4,673	4,780
Index subtotal	2,316,807	(3,085)	8,878	(17,836)	2,304,764	2,332,848
Institutional subtotal	3,456,115	(5,518)	3,695	(26,140)	3,428,152	3,465,721
Long-term	5,836,731	69,122	(27,270)	(36,841)	5,841,742	5,895,103
Cash management	449,949	8,403	413	(1,711)	457,054	456,259
Advisory (3)	1,515	(565)	8	(48)	910	1,192
Total	$6,288,195	$76,960	$(26,849)	$(38,600)	$6,299,706	$6,352,554

Year-to-Date Component Changes by Investment Style and Product Type (Long-term)
		Net
	December 31,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Active:
Equity	$311,209	$(3,390)	$(1,460)	$(2,261)	$304,098	$312,829
Fixed income	815,135	7,510	(15,786)	(3,344)	803,515	811,643
Multi-asset	468,679	5,754	(342)	(4,246)	469,845	469,276
Alternatives	100,982	3,526	1,566	(738)	105,336	103,798
Active subtotal	1,696,005	13,400	(16,022)	(10,589)	1,682,794	1,697,546
Index and iShares ETFs:
iShares ETFs:
Equity	1,329,610	31,093	(9,444)	(4,971)	1,346,288	1,363,023
Fixed income	395,252	19,158	(10,321)	(2,358)	401,731	397,326
Multi-asset	3,761	70	(60)	(4)	3,767	3,778
Alternatives	23,616	2,138	(721)	(54)	24,979	25,319
iShares ETFs subtotal	1,752,239	52,459	(20,546)	(7,387)	1,776,765	1,789,446
Non-ETF Index:
Equity	1,730,822	(23,565)	17,915	(9,078)	1,716,094	1,738,170
Fixed income	645,078	26,435	(8,360)	(9,790)	653,363	656,953
Multi-asset	7,838	564	(372)	24	8,054	8,208
Alternatives	4,749	(171)	115	(21)	4,672	4,780
Non-ETF Index subtotal	2,388,487	3,263	9,298	(18,865)	2,382,183	2,408,111
Index & iShares ETFs subtotal	4,140,726	55,722	(11,248)	(26,252)	4,158,948	4,197,557
Long-term	$5,836,731	$69,122	$(27,270)	$(36,841)	$5,841,742	$5,895,103

Year-to-Date Component Changes by Product Type (Long-term)
		Net
	December 31,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Equity	$3,371,641	$4,138	$7,011	$(16,310)	$3,366,480	$3,414,022
Fixed income	1,855,465	53,103	(34,467)	(15,492)	1,858,609	1,865,922
Multi-asset	480,278	6,388	(774)	(4,226)	481,666	481,262
Alternatives:
Core	98,533	3,437	1,567	(769)	102,768	101,197
Currency and commodities(4)	30,814	2,056	(607)	(44)	32,219	32,700
Alternatives subtotal	129,347	5,493	960	(813)	134,987	133,897
Long-term	$5,836,731	$69,122	$(27,270)	$(36,841)	$5,841,742	$5,895,103

(1)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	June 30,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Retail:
Equity	$215,808	$5,553	$10,214	$1,042	$232,617	$230,679
Fixed income	240,932	28,902	(3,398)	551	266,987	256,593
Multi-asset	113,903	4,991	273	132	119,299	119,738
Alternatives	16,113	1,494	213	102	17,922	17,181
Retail subtotal	586,756	40,940	7,302	1,827	636,825	624,191
iShares ETFs:
Equity	1,139,850	109,084	96,272	1,082	1,346,288	1,296,774
Fixed income	364,991	45,356	(9,874)	1,258	401,731	389,917
Multi-asset	3,240	501	25	1	3,767	3,639
Alternatives	20,155	4,625	196	3	24,979	23,689
iShares ETFs subtotal	1,528,236	159,566	86,619	2,344	1,776,765	1,714,019
Institutional:
Active:
Equity	126,446	(6,042)	14,130	452	134,986	134,602
Fixed income	553,652	(4,179)	(866)	1,837	550,444	560,698
Multi-asset	311,921	10,187	26,326	2,111	350,545	337,401
Alternatives	83,836	(56)	3,470	163	87,413	85,288
Active subtotal	1,075,855	(90)	43,060	4,563	1,123,388	1,117,989
Index:
Equity	1,532,592	(56,739)	172,551	4,185	1,652,589	1,635,591
Fixed income	545,049	85,523	4,068	4,807	639,447	615,894
Multi-asset	7,672	(33)	346	70	8,055	8,037
Alternatives	7,880	(3,661)	372	82	4,673	5,643
Index subtotal	2,093,193	25,090	177,337	9,144	2,304,764	2,265,165
Institutional subtotal	3,169,048	25,000	220,397	13,707	3,428,152	3,383,154
Long-term	5,284,040	225,506	314,318	17,878	5,841,742	5,721,364
Cash management	402,575	52,189	1,026	1,264	457,054	440,751
Advisory (3)	2,658	(1,695)	(106)	53	910	1,769
Total	$5,689,273	$276,000	$315,238	$19,195	$6,299,706	$6,163,884

Year-over-Year Component Changes by Investment Style and Product Type (Long-term)
		Net
	June 30,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Active:
Equity	$290,196	$(7,436)	$20,141	$1,197	$304,098	$306,495
Fixed income	782,622	22,978	(4,409)	2,324	803,515	804,466
Multi-asset	425,824	15,178	26,599	2,244	469,845	457,139
Alternatives	99,949	1,438	3,683	266	105,336	102,469
Active subtotal	1,598,591	32,158	46,014	6,031	1,682,794	1,670,569
Index and iShares ETFs:
iShares ETFs
Equity	1,139,850	109,084	96,272	1,082	1,346,288	1,296,774
Fixed income	364,991	45,356	(9,874)	1,258	401,731	389,917
Multi-asset	3,240	501	25	1	3,767	3,639
Alternatives	20,155	4,625	196	3	24,979	23,689
iShares ETFs subtotal	1,528,236	159,566	86,619	2,344	1,776,765	1,714,019
Non-ETF Index
Equity	1,584,650	(49,792)	176,754	4,482	1,716,094	1,694,377
Fixed income	557,011	87,268	4,213	4,871	653,363	628,719
Multi-asset	7,672	(33)	346	69	8,054	8,037
Alternatives	7,880	(3,661)	372	81	4,672	5,643
Non-ETF Index subtotal	2,157,213	33,782	181,685	9,503	2,382,183	2,336,776
Index & iShares ETFs subtotal	3,685,449	193,348	268,304	11,847	4,158,948	4,050,795
Long-term	$5,284,040	$225,506	$314,318	$17,878	$5,841,742	$5,721,364

Year-over-Year Component Changes by Product Type (Long-term)
		Net
	June 30,	inflows	Market		June 30,
	2017	(outflows)	change	FX impact (1)	2018	Average AUM (2)
Equity	$3,014,696	$51,856	$293,167	$6,761	$3,366,480	$3,297,646
Fixed income	1,704,624	155,602	(10,070)	8,453	1,858,609	1,823,102
Multi-asset	436,736	15,646	26,970	2,314	481,666	468,815
Alternatives:
Core	97,551	1,362	3,607	248	102,768	99,991
Currency and commodities(4)	30,433	1,040	644	102	32,219	31,810
Alternatives subtotal	127,984	2,402	4,251	350	134,987	131,801
Long-term	$5,284,040	$225,506	$314,318	$17,878	$5,841,742	$5,721,364

(1)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

				Three Months
	Three Months Ended			Ended		Six Months Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2018	2017*	Change	2018	Change	2018	2017*	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$426	$411	$15	$438	$(12)	$864	$811	$53
iShares ETFs	911	776	135	926	(15)	1,837	1,497	340
Non-ETF Index	187	175	12	176	11	363	335	28
Equity subtotal	1,524	1,362	162	1,540	(16)	3,064	2,643	421
Fixed income:
Active	458	424	34	456	2	914	831	83
iShares ETFs	207	200	7	208	(1)	415	385	30
Non-ETF Index	101	84	17	93	8	194	169	25
Fixed income subtotal	766	708	58	757	9	1,523	1,385	138
Multi-asset	295	282	13	296	(1)	591	554	37
Alternatives:
Core	176	156	20	178	(2)	354	300	54
Currency and commodities	26	22	4	25	1	51	44	7
Alternatives subtotal	202	178	24	203	(1)	405	344	61
Long-term	2,787	2,530	257	2,796	(9)	5,583	4,926	657
Cash management	157	137	20	151	6	308	264	44
Total base fees	2,944	2,667	277	2,947	(3)	5,891	5,190	701
Investment advisory performance fees:
Equity	43	12	31	18	25	61	27	34
Fixed income	(1)	1	(2)	3	(4)	2	11	(9)
Multi-asset	9	7	2	5	4	14	12	2
Alternatives	40	28	12	44	(4)	84	68	16
Total performance fees	91	48	43	70	21	161	118	43
Technology services revenue	198	158	40	184	14	382	312	70
Distribution fees:
Retrocessions	181	160	21	192	(11)	373	315	58
12b-1 fees (U.S. mutual funds distribution fees)	103	121	(18)	108	(5)	211	243	(32)
Other	10	11	(1)	11	(1)	21	21	-
Total distribution fees	294	292	2	311	(17)	605	579	26
Advisory and other revenue:
Advisory	33	25	8	21	12	54	49	5
Other	45	46	(1)	50	(5)	95	80	15
Advisory and other revenue	78	71	7	71	7	149	129	20
Total revenue	$3,605	$3,236	$369	$3,583	$22	$7,188	$6,328	$860

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪

Investment advisory, administration fees and securities lending revenue increased $277 million from the second quarter of 2017, reflecting the impact of higher markets and organic growth on average AUM, partially offset by previously announced pricing changes to select investment products. Securities lending revenue of $183 million in the current quarter compared with $156 million in the second quarter of 2017.

Investment advisory, administration fees and securities lending revenue of $2,944 million in the current quarter compared with $2,947 million in the first quarter of 2018, reflecting lower average AUM, including the impact of foreign exchange movements, partially offset by the effect of one additional day in the current quarter and seasonally higher securities lending revenue.

▪

Performance fees increased $43 million from the second quarter of 2017, primarily reflecting improved performance in long-only equity and single strategy hedge fund products, and increased $21 million from the first quarter of 2018, primarily reflecting improved performance in long-only equity products.

▪	Technology services revenue increased $40 million from the second quarter of 2017 and $14 million from the first quarter of 2018, reflecting ongoing demand for institutional Aladdin®.

SUMMARY OF OPERATING EXPENSE

	Three			Three		Six
	Months Ended			Months Ended		Months Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2018	2017*	Change	2018	Change	2018	2017*	Change
Operating expense
Employee compensation and benefits	$1,082	$998	$84	$1,121	$(39)	$2,203	$2,019	$184
Distribution and servicing costs:
Retrocessions	181	160	21	192	(11)	373	315	58
12b-1 costs	101	119	(18)	106	(5)	207	238	(31)
Other	133	131	2	134	(1)	267	258	9
Total distribution and servicing costs	415	410	5	432	(17)	847	811	36
Direct fund expense	264	221	43	261	3	525	427	98
General and administration:
Marketing and promotional	91	86	5	85	6	176	155	21
Occupancy and office related	73	69	4	74	(1)	147	134	13
Portfolio services	73	58	15	70	3	143	115	28
Technology	58	51	7	53	5	111	94	17
Professional services	37	30	7	32	5	69	55	14
Communications	9	8	1	10	(1)	19	16	3
Foreign exchange remeasurement	4	5	(1)	1	3	5	(6)	11
Contingent consideration fair value adjustments	(1)	(4)	3	6	(7)	5	(8)	13
Product launch costs	-	-	-	11	(11)	11	4	7
Other general and administration	49	42	7	41	8	90	82	8
Total general and administration expense	393	345	48	383	10	776	641	135
Amortization of intangible assets	11	25	(14)	11	-	22	50	(28)
Total operating expense	$2,165	$1,999	$166	$2,208	$(43)	$4,373	$3,948	$425

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪

Employee compensation and benefits expense increased $84 million from the second quarter of 2017, primarily reflecting higher incentive compensation, driven primarily by higher operating income and headcount.

Employee compensation and benefits expense decreased $39 million from the first quarter of 2018, primarily reflecting lower seasonal payroll taxes in the current quarter.

▪	Direct fund expense increased $43 million from the second quarter of 2017, reflecting higher average AUM.

INCOME TAX EXPENSE (BENEFIT)

	Three				Three			Six
	Months Ended				Months Ended			Months Ended
	June 30,				March 31,			June 30,
(in millions), (unaudited)	2018	2017*	Change		2018	Change		2018	2017*	Change
Income tax expense (benefit)	$338	$374	$(36)		$265	$73		$603	$642	$(39)
Effective tax rate	24.0%	30.5%	(650	) bps	19.6%	440	bps	21.8%	27.3%	(550	) bps

*	Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Highlights

▪	Second quarter 2018 income tax expense reflected a reduced tax rate associated with the Tax Cuts and Jobs Act (the “2017 Act”) enacted in the United States.
▪

First quarter 2018 income tax expense reflected a reduced tax rate associated with the 2017 Act and included a discrete tax benefit of $56 million related to stock-based compensation awards that vested.

SUMMARY AND RECONCILIATION OF U.S. GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2018	2017	Change	2018	Change	2018	2017	Change
Nonoperating income (expense), GAAP basis	$(24)	$1	$(25)	$(16)	$(8)	$(40)	$(6)	$(34)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	5	10	(5)	5	-	10	19	(9)
Nonoperating income (expense), as adjusted(1)(2)	$(29)	$(9)	$(20)	$(21)	$(8)	$(50)	$(25)	$(25)

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2018	2017	Change	2018	Change	2018	2017	Change
Net gain (loss) on investments(1)(2)
Private equity	$5	$8	$(3)	$1	$4	$6	$14	$(8)
Real assets	9	-	9	5	4	14	1	13
Other alternatives(3)	1	9	(8)	3	(2)	4	23	(19)
Other investments(4)	(18)	4	(22)	1	(19)	(17)	25	(42)
Subtotal	(3)	21	(24)	10	(13)	7	63	(56)
Other gains	1	5	(4)	-	1	1	5	(4)
Total net gain (loss) on investments(1)(2)	(2)	26	(28)	10	(12)	8	68	(60)
Interest and dividend income	19	13	6	15	4	34	20	14
Interest expense	(46)	(48)	2	(46)	-	(92)	(113)	21
Net interest expense	(27)	(35)	8	(31)	4	(58)	(93)	35
Nonoperating income (expense), as adjusted(1)(2)	$(29)	$(9)	$(20)	$(21)	$(8)	$(50)	$(25)	$(25)

(1)	Net of net income (loss) attributable to NCI.
(2)

Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12.

(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2018	2017*	2018	2018	2017*
Operating income, GAAP basis	$1,440	$1,237	$1,375	$2,815	$2,380
Non-GAAP expense adjustment:
PNC LTIP funding obligation	3	4	3	6	8
Operating income, as adjusted	1,443	1,241	1,378	2,821	2,388
Product launch costs and commissions	-	-	12	12	-
Operating income used for operating margin measurement	$1,443	$1,241	$1,390	$2,833	$2,388
Revenue, GAAP basis	$3,605	$3,236	$3,583	$7,188	$6,328
Non-GAAP adjustment:
Distribution and servicing costs	(415)	(410)	(432)	(847)	(811)
Revenue used for operating margin measurement	$3,190	$2,826	$3,151	$6,341	$5,517
Operating margin, GAAP basis	39.9%	38.2%	38.4%	39.2%	37.6%
Operating margin, as adjusted	45.2%	43.9%	44.1%	44.7%	43.3%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

* Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2018	2017*	2018	2018	2017*
Net income attributable to BlackRock, Inc., GAAP basis	$1,073	$854	$1,089	$2,162	$1,713
Non-GAAP adjustments:
PNC LTIP funding obligation, net of tax	3	3	3	6	6
Income tax matters	4	-	-	4	-
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,080	$857	$1,092	$2,172	$1,719
Diluted weighted-average common shares outstanding (3)	162.2	164.1	162.9	162.5	164.5
Diluted earnings per common share, GAAP basis (3)	$6.62	$5.20	$6.68	$13.30	$10.41
Diluted earnings per common share, as adjusted (2) (3)	$6.66	$5.22	$6.70	$13.36	$10.45

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

* Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.
NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance.  Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

▪

Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value.

▪

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to third parties. Management believes such costs represent a benchmark for the amount of revenue passed through to external parties who distribute the Company’s products. BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to distribution and servicing costs as a proxy for such offsetting revenue.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2018 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2018. The performance data does not include accounts terminated prior to June 30, 2018 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2018 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.